                                                                               .
                                                                               .
                                                                               .
                                                                      Exhibit 21
                          BRIGHTSTAR CORP. SUBSIDIARIES

------------------------------------------------------------------------- ------------------------------------
NAME UNDER WHICH SUBSIDIARY TRANSACTS BUSINESS                            COUNTRY OR STATE OF INCORPORATION
------------------------------------------------------------------------- ------------------------------------
Brightstar Argentina S.A.                                                 Argentina
------------------------------------------------------------------------- ------------------------------------
Brightstar Fuegina Argentina, S.A.                                        Argentina
------------------------------------------------------------------------- ------------------------------------
Brightstar Proveedor de Soluciones Tecnologicas S.A.                      Bolivia
------------------------------------------------------------------------- ------------------------------------
Solucoes Inteligentes, para el Mercado Movel do Brasil Ltda.              Brazil
------------------------------------------------------------------------- ------------------------------------
Brightstar Corp. Chile Ltda.                                              Chile
------------------------------------------------------------------------- ------------------------------------
Brightstar Colombia Ltda.                                                 Colombia
------------------------------------------------------------------------- ------------------------------------
Brightstar Dominicana S.A.                                                Dominicana
------------------------------------------------------------------------- ------------------------------------
Soluciones Tecnologicas Inteligentes para el Mercado Movil Cia. Ltda.     Ecuador
------------------------------------------------------------------------- ------------------------------------
Brightstar El Salvador, S.A. de C.V.                                      El Salvador
------------------------------------------------------------------------- ------------------------------------
Brightstar Guatemala, S.A.                                                Guatemala
------------------------------------------------------------------------- ------------------------------------
Brightstar de Mexico, S.A. de C.V.                                        Mexico
------------------------------------------------------------------------- ------------------------------------
Soluciones Inteligentes para el Mercado Movil, S.A. de C.V.               Mexico
------------------------------------------------------------------------- ------------------------------------
Narbitec, LLC                                                             Florida
------------------------------------------------------------------------- ------------------------------------
Brightstar de Paraguay, S.R.L.                                            Paraguay
------------------------------------------------------------------------- ------------------------------------
Brightstar U.S., Inc.                                                     Florida
------------------------------------------------------------------------- ------------------------------------
Brightstar de Venezuela, C.A.                                             Venezuela
------------------------------------------------------------------------- ------------------------------------
Brightstar de Peru S.R.L.                                                 Peru
------------------------------------------------------------------------- ------------------------------------
Brightstar Puerto Rico, Inc.                                              Puerto Rico
------------------------------------------------------------------------- ------------------------------------
